UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 2, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

Digital Power Corporation (the “Company”) is filing a legal opinion of Weintraub Tobin Chediak Coleman Grodin, attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement on Form S-3 (File No. 333-215834) declared effective on February 8, 2017, and the prospectus of the Company included in the Shelf Registration Statement (the “Base Prospectus”); and the prospectus supplement to the Base Prospectus dated June 2, 2017, pertaining to the issuance by the Company of 500,000 shares of common stock, no par value per share.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

5.1	Legal Opinion of Weintraub Tobin Chediak Coleman Grodin
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL POWER CORPORATION

Date: June 5, 2017	By:	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer